UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    October 19, 2007
Dana Corporation

(Exact name of registrant as specified in its charter)

Virginia	1-1063	34-4361040

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4500 Dorr Street, Toledo, Ohio	43615

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:    (419) 535-4500
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
     Dana Corporation (Dana) and certain of its subsidiaries (collectively, the Debtors) are operating under Chapter 11 of the United States Bankruptcy Code (the Bankruptcy Code). The Debtors’ Chapter 11 cases (collectively, the Bankruptcy Cases) are pending in the United States Bankruptcy Court for the Southern District of New York (the Bankruptcy Court), where they have been consolidated under the caption In re Dana Corporation, et al., Case No. 06-10354 (BRL).
     As previously disclosed, on August 31, 2007 the Debtors filed a Joint Plan of Reorganization of Debtors and Debtors in Possession and related Disclosure Statement with Respect to Joint Plan of Reorganization of Debtors and Debtors in Possession with the Bankruptcy Court.
     On October 19, 2007, the Debtors filed a First Amended Joint Plan of Reorganization of Debtors and Debtors in Possession (the First Amended Plan) and related First Amended Disclosure Statement with Respect to Joint Plan of Reorganization of Debtors and Debtors in Possession (the First Amended Disclosure Statement) with the Bankruptcy Court. The First Amended Plan and the First Amended Disclosure Statement are subject to the review and approval of the Bankruptcy Court. Copies of the First Amended Plan and the First Amended Disclosure Statement are available, free of charge, at www.dana.bmcgroup.com.
     Certain statements and projections contained in the First Amended Plan and/or the First Amended Disclosure Statement (including their exhibits) are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and projections are subject to uncertainties relating to the Debtors’ operations and business environment and a number of other risks, uncertainties and assumptions (including, but not limited to, those discussed in Section XIV of the First Amended Disclosure Statement, “Certain Risk Factors to be Considered”) which are difficult to predict and which are, in many cases, beyond the Debtors’ control. In light of these risks and uncertainties, the events and circumstances described in the forward-looking statements and projections in the First Amended Plan and/or the First Amended Disclosure Statement may not occur and the Debtors’ actual financial results could differ materially from those expressed or implied in such forward-looking statements and projections. Dana does not undertake to publicly update or revise any forward-looking statements or projections contained in the First Amended Plan and/or the First Amended Disclosure Statement, whether as a result of new information, future events, or otherwise.
     The First Amended Plan and the First Amended Disclosure Statement are subject to material modifications. There is no assurance as to what claims or interests will be satisfied, and in what manner, under the Debtors’ plan of reorganization as ultimately confirmed by the Bankruptcy Court. Therefore, investors should exercise appropriate caution with respect to existing and future investments in any of the Debtors’ liabilities and/or securities and should not rely on the attached First Amended Plan and First Amended Disclosure Statement in making any investment decision.
     This report is not intended to be a solicitation of votes for any reorganization of the Debtors.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dana Corporation
(Registrant)

Date: October 19, 2007	By:	/s/ Marc S. Levin
Marc S. Levin
Acting General Counsel and Acting Secretary

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